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                                                                    EXHIBIT 23.1


                             ARTHUR ANDERSEN LLP












                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 27, 1998 included in WRP Corporation's Form 10-K A-1 for the years ended December 31, 1997 and 1996, and to all references to our firm included in this Registration Statement.



                                             /s/ ARTHUR ANDERSEN LLP


                                             ARTHUR ANDERSEN LLP



Chicago, Illinois
November 13, 1998